AFFILIATED INTEREST AGREEMENT
                  -----------------------------


     THIS AGREEMENT is made and entered into this 1st day of May,

2001, by and among Wisconsin Energy Corporation ("Wisconsin

Energy"), the Utility Affiliates (as defined below) and the other

Nonutility Affiliates (as defined below) in the holding company system of Wisconsin Energy which have become parties hereto by signature below or by endorsement as provided herein.



                       W I T N E S S E T H

     WHEREAS, the Wisconsin Energy is a "holding company" as

defined in Sec. 196.795(1)(h), Wis. Stats.; and


     WHEREAS, the Utility Affiliates are public utilities in the holding company system of Wisconsin Energy and are "public

utility affiliates" as defined in Sec. 196.795(1)(L), Wis.

Stats.; and


     WHEREAS, the Nonutility Affiliates (including Wisconsin

Energy) are companies in the holding company system of Wisconsin

Energy and are "nonutility affiliates" as defined in Sec.

196.795(1)(j), Wis. Stats.; and


     WHEREAS, from time to time a Utility Affiliate may perform various services involving the use of its "public utility

affiliate employees," as defined in Sec. 196.795(1)(Lm), Wis.

Stats., for any or all of the Nonutility Affiliates; and


     WHEREAS, from time to time a Utility Affiliate may make its

"property," as defined in Sec. 196.795(5)(s), Wis. Stats.,

available to, or for use by, any or all of the Nonutility

Affiliates; and


     WHEREAS, from time to time, a Utility Affiliate may lease or rent office space to Wisconsin Energy and/or any of the other

Nonutility Affiliates as provided by Sec. 196.795(5)(k)2., Wis.

Stats.; and


     WHEREAS, from time to time any or all of the Nonutility

Affiliates may, using their employees or property, perform

various services for and/or lease or rent property to a Utility

Affiliate; and


     WHEREAS, Wisconsin Energy as the parent holding company of the Utility Affiliates and the Nonutility Affiliates (other than itself) will incur costs as a result of providing various

services for the common benefit of the companies in its holding company system, which services such companies, if they were not in a holding company system, would have to provide for

themselves;


     NOW, THEREFORE, the parties agree as follows:

                            ARTICLE I
                            ---------

     A Utility Affiliate may furnish such services involving use of its property and/or public utility affiliate employees to the

Nonutility Affiliates as they may from time to time request, at the rates set forth in Article IV, upon the terms and conditions herein set forth.


     A Utility Affiliate shall have the right, exercisable at its sole discretion, to refuse to perform services or provide

property to any Nonutility Affiliate.


     The parties understand that the Utility Affiliates are

subject to the provisions of Sec. 196.795(5)(r), (s), Wis.

Stats., regarding the use of any "public utility affiliate

employee" or "property" and agree that the Utility Affiliates shall minimize the use of any "public utility affiliate employee"

and "property" by the Nonutility Affiliates.


                           ARTICLE II
                           ----------

     A Utility Affiliate may, if in its sole discretion it elects to do so, provide to a Nonutility Affiliate upon request,

property, as defined in Section 196.795(5)(s), Wis. Stats.,

independent of and not related to the provision of any services.

Such property shall be provided in accordance with the provisions of Sec. 196.795(5)(s), Wis. Stats., and the Utility Affiliate

shall be compensated for such property at the greater of the cost or the fair market value of such property.


                           ARTICLE III
                           -----------

     A Utility Affiliate may, if in its sole discretion it elects to do so, lease or rent office space to a Nonutility Affiliate upon request with rental payments to be based upon the greater of fair market value or the Utility Affiliate's cost.  For purposes of this Article III, rental payments based upon fair market value shall be determined by the going rental rate for similar

properties in the same geographic area on similar terms.


                           ARTICLE IV
                           ----------

     Compensation for services provided by a Utility Affiliate to a Nonutility Affiliate shall be at the greater of the cost to

Utility Affiliate or the fair market value of such services.  For purposes of this Agreement, the cost to the Utility Affiliate of each such service shall be determined as follows:


     1.   Each Utility Affiliate employee who in any month was

involved in providing any service to a Nonutility Affiliate shall for that month identify the service, the Nonutility Affiliate for which he or she provided such service and the time spent

providing such service.  An officer of the Utility Affiliate (and any person who is considered as a member of such officer's

incidental supporting staff) who participates in providing a service to a Nonutility Affiliate of which he or she is not an officer shall be deemed to be a Utility Affiliate employee for purposes of this Article IV.


     2.   The hourly rates shall be computed for employees

identified in paragraph 1 above, which shall include vacation,

absent time, benefits and payroll taxes.


     3.   The sum of the number of hours spent by each employee

identified in paragraph 1 above providing each service to a

Nonutility Affiliate shall be multiplied by the hourly rate as determined for that employee under paragraph 2 above.


     4.   An overhead rate shall be established for the Utility
Affiliate based upon:

          a. costs associated with training and professional development;

          b. costs of office space based upon a return of original cost and a return on the depreciated original cost, based on the Utility Affiliate's latest overall rate of return authorized by the Public Service Commission of Wisconsin and adjusted for the income tax effect and/or actual rental payments made by the Utility Affiliate;

          c.   costs of office supplies;

          d. costs for office furniture and equipment based upon a return of original cost and a return on the depreciated original cost, based on the Utility Affiliate's latest overall rate of return authorized by the Public Service Commission of Wisconsin and adjusted for the income tax effect; and

          e.   costs for administrative and general support.

The total labor charges determined in paragraph 3 shall be increased by the overhead rate.

     5.   The number of miles traveled in the specific month by

Utility Affiliate's employees in their own vehicles in performing each service for the Nonutility Affiliates shall be multiplied by the appropriate per mile rate at which the Utility Affiliate reimburses its employees for the use of their own personal

vehicles for utility business.  The use of Utility Affiliate vehicles in performing services for the Nonutility Affiliates will be billed at the prevailing hourly rate (rate charged to the

Utility Affiliate accounts and customers for work performed) plus overhead.


     6.   An amount representing a reasonable return on equity

shall be established for the services provided to the Nonutility

Affiliates based on the Utility Affiliate's latest overall rate of return authorized by the Public Service Commission of

Wisconsin and adjusted for the income tax effect and any return already included under paragraph 4 above.


The sum of the charges calculated in paragraphs 4, 5 and 6 shall constitute the cost of service provided by the Utility Affiliate to the Nonutility Affiliate.


     The fair market value of a service provided by a Utility

Affiliate to a Nonutility Affiliate shall be equal to the cost which the Nonutility Affiliate would have incurred to obtain such service if the Utility Affiliate could not or would not provide such service.  In determining the fair market value of a service it provides, the Utility Affiliate shall make a good faith effort to identify the resources necessary to perform the service and the value of such service based on a general knowledge of the relevant market for such or a similar service as well as, if available, comparison with bids or quotations for such or a

similar service.  If the Utility Affiliate, despite its good faith efforts, is not able to determine the fair market value of a service, the fair market value shall be deemed to be equal to

110 percent of the Utility Affiliate's cost, calculated as

described in this Article IV.


     The fair market value of a service provided by the Utility

Affiliate to a Nonutility Affiliate shall be compared to the cost to the Utility Affiliate of providing the service and a bill will be prepared reflecting the greater of the fair market value or the cost of providing the service.  Bills shall be sent to each

Nonutility Affiliate for the charges associated with the services rendered to each Nonutility Affiliate by the end of the month following the month on which the charges were based.  Bills shall be due and payable thirty (30) days after issuance.


     Charges of third party suppliers, to the maximum extent

practicable, shall be paid directly by the appropriate company.

Any invoices paid by any party on behalf of any other party will be billed to the appropriate company.


                            ARTICLE V
                            ---------

     A Nonutility Affiliate may, if in its sole discretion it

elects to do so, provide services or property (both real and personal) to a Utility Affiliate upon request.


                           ARTICLE VI
                           ----------

     Compensation for services provided by a Nonutility Affiliate to a Utility Affiliate shall be at the lesser of the fair market value or the cost to the Nonutility Affiliate of such services.

For purposes of this Agreement, the cost of each such service shall be determined as follows:


     1.   Each employee of a Nonutility Affiliate, except those

persons who are officers of both the Nonutility Affiliate and the

Utility Affiliate, who in any month was involved in providing any service to the Utility Affiliate shall for that month specify the time spent providing each service to the Utility Affiliate.


     2.   Hourly rates shall be computed for employees identified

in paragraph 1 above which shall include vacation, absent time,

benefits and payroll taxes.


     3.   The sum of the number of hours spent by each employee

identified in paragraph 1 above providing each service to the

Utility Affiliate shall be multiplied by the hourly rate as

determined in paragraph 2 above.


     4. An overhead rate shall be established for the Nonutility Affiliate based upon:

          a. costs associated with training and professional development;

          b. costs of office space based upon a return of original cost and a return on the depreciated original cost, based upon the Nonutility Affiliate's latest cost of capital and adjusted for tax effects, and/or actual rental payments made by the Nonutility Affiliate;

          c.   costs of office supplies;

          d. costs for office furniture and equipment based upon a return of original cost and a return on the depreciated original cost, based on the Nonutility Affiliate's latest cost of capital and adjusted for the income tax effect; and

          e. costs for miscellaneous administrative and general support.

The total labor charges determined in paragraph 3 shall be increased by the overhead rate.

     5.   The number of miles traveled in the specific month by

the Nonutility Affiliate's employees in their own vehicles or in the Nonutility Affiliate's vehicles in performing services for the Utility Affiliate shall be multiplied by the appropriate per mile rate at which the Nonutility Affiliate reimburses its

employees for the use of their own personal vehicles for its business.


     6.   An amount representing a reasonable return on equity

shall be established for the services provided to the Utility

Affiliate and adjusted for the income tax effect and any return already included under paragraph 4 above.


The sum of the charges calculated in paragraphs 4, 5 and 6 shall constitute the cost of services provided by the Nonutility

Affiliate to the Utility Affiliate.


     The fair market value of a service provided by a Nonutility

Affiliate to a Utility Affiliate shall be equal to the cost which the Utility Affiliate would have incurred to obtain such service if the Nonutility Affiliate could not or would not provide such service.  In determining the fair market value of a service it provides, the Nonutility Affiliate shall make a good faith effort to identify the resources necessary to perform the service, and the value of such services based on a general knowledge of the relevant market for such or a similar service as well as, if available, comparison with bids or quotations for such or a

similar service.  If the Nonutility Affiliate, despite its good fair efforts, is not able to determine the fair market value of a service, the fair market value shall be deemed to be equal to 110 percent of the Nonutility Affiliate's cost, calculated as

described in this Article VI.


     The fair market value of a service provided by a Nonutility

Affiliate to a Utility Affiliate shall be compared to the cost to the Nonutility Affiliate of providing the service and a bill will be prepared reflecting the lesser of the fair market value or the cost of providing the service.  Bills shall be sent to the

Utility Affiliate for the charges associated with the services rendered to it by the end of the month following the month on which the charges were based.  Bills shall be due and payable thirty (30) days after issuance.


     Charges of third party suppliers, to the maximum extent

practicable, shall be paid directly by the appropriate company.

Any invoices paid by any party on behalf of any other party will be billed to the appropriate company.


                           ARTICLE VII
                           -----------

     Property, both real and personal, which a Nonutility

Affiliate provides by lease, rental or sale to a Utility

Affiliate shall be priced at the lesser of fair market value or the Nonutility Affiliate's cost.


                          ARTICLE VIII
                          ------------

     Wisconsin Energy (a Nonutility Affiliate) will experience,

as the holding company, costs and expenses in performing certain activities which, in the absence of a holding company, would have been performed by the Utility Affiliates and the other Nonutility

Affiliates.  Such costs and expenses shall be referred to as

"holding company system costs."  Examples, without limitation because of identification, of activities which will create such holding company system costs are as follows:


     O    stockholder relations and communications
     O    maintenance of stockholder records
     O    stock and other securities transfer and recordation
     O    payment of dividends on securities
     O    administration of stock plans
     O    preparation and submittal of reports to stockholders, the
       Securities and Exchange Commission and other state and/or federal regulatory tabulation

     O    stockholders' meetings
     O    preparation and filing of financing documents including
       indentures, registration statements, prospectuses, stock certificates and any other documents or instruments required or related to the issuance, sale or purchase of securities by federal or state laws or regulations

     O    consolidation of accounting data
     O    preparation and filing of consolidated tax returns

     The allocation of holding company system costs among the

Utility Affiliates and the Nonutility Affiliates (excluding

Wisconsin Energy) as a group, shall be based upon an equal

weighting of the assets, operating expenses (less income taxes)

and gross payroll of each Utility Affiliate and, as a group, the

Nonutility Affiliates (excluding Wisconsin Energy).  Companies which are not wholly owned by Wisconsin Energy shall have their assets, operating expenses and gross payroll reduced pro rata to reflect Wisconsin Energy's ownership interest.


     The allocation factors will be determined annually.  Each

affiliate's percentage of total assets, operating expenses (less income taxes) and gross payroll will be calculated by comparing such items to the sum of the affiliates' assets, operating

expenses (less income taxes) and gross payroll.  Such figures will be determined for the three years preceding the year for which the allocation is to be made.  The percentages of assets,

operating expenses and payroll so determined for each affiliate will themselves be averaged to arrive at each affiliate's overall average percentage to be used in allocating holding company

system costs.


     If and when new affiliates join the Wisconsin Energy system,

allocation factors will be determined as if the affiliate joining the system were in the system for the entire period covered by the calculation.  These new allocation factors shall be applied to the holding company system cost pool commencing on the

effective date of the new affiliate's acquisition or formation.


     If an affiliate does not have operating results for any

portion of the period, its share of holding company system costs will be based upon financial analysis until such time as actual operating results are available.

     Any costs incurred by WICOR, Inc. as a holding company

within a holding company shall be allocated to the WICOR family of companies.  The allocation of the WICOR holding company system costs among the Utility Affiliate and the Nonutility Affiliates

(excluding WICOR, Inc.) as a group, shall be based upon an equal weighting of the assets, operating expenses (less income taxes)

and gross payroll of the Utility Affiliate and, as a group, the

Nonutility Affiliates (excluding WICOR, Inc.).


                           ARTICLE IX
                           ----------

     Each person who is an officer both of a Utility Affiliate

and of one or more of the Nonutility Affiliates or a person who is a member of the incidental supporting staff of such officer,

shall keep a daily record of the amount of time devoted to the

Nonutility Affiliates.  If the ratio between the number of hours devoted in any calendar year by such person to the Nonutility

Affiliates as a group and 2080 hours exceeds the ratio between the compensation received by such person for that year from the

Nonutility Affiliates as a group and such person's total system compensation (similarly computed), there shall be a payment made by Wisconsin Energy, in behalf of the Nonutility Affiliates, to the Utility Affiliate for its own account of an amount sufficient to equalize the ratios.


                            ARTICLE X
                            ---------

     This Agreement shall become effective upon the execution by all parties and approval by the Public Service Commission of

Wisconsin and shall remain in effect until cancelled upon sixty

(60) days written notice given by all of the Utility Affiliates or all of the Nonutility Affiliates or until replaced by a

successor agreement.


     This Agreement may be amended or modified by mutual

agreement of all the parties at any time.  Any such modification or amendment shall not become effective until approved by the

Public Service Commission of Wisconsin.


     It is contemplated that as Wisconsin Energy acquires or

forms new Utility Affiliates and Nonutility Affiliates, such companies will become parties to this Agreement by endorsement.


     Nothing herein contained shall be construed to release the officers and directors of any of the parties from the obligation to perform their respective duties, or to limit the exercise of their powers in accordance with the provisions of law or

otherwise.  The performance of this Agreement shall be subject to valid rules, regulations and orders of any regulatory body having jurisdiction, including approval by the Public Service Commission of Wisconsin.



     IN WITNESS WHEREOF, each of the parties hereto has caused

this Agreement to be executed on its behalf by its officers

thereunto duly authorized as of the day and year first above written.


                         WISCONSIN ENERGY CORPORATION
                         (Holding Company/Nonutility Affiliate)


                              By:    /s/THOMAS H. FEHRING
                                     --------------------
                              Title: Corporate Secretary




                         WISCONSIN ELECTRIC POWER COMPANY
                         (Utility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WISCONSIN GAS COMPANY
                         (Utility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WICOR, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WICOR ENERGY SERVICES COMPANY
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WICOR INDUSTRIES, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WICOR FOREIGN SALES CORP.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer


                         WEXCO OF DELAWARE, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         STA-RITE INDUSTRIES, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         SHURFLO PUMP MANUFACTURING CO.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         HYPO CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         FIELDTECH, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         EDISON SAULT ELECTRIC COMPANY
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer


                         WISCONSIN ENERGY CAPITAL CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WMF CORP.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         BOSTCO LLC
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WISPARK LLC
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         LEASEHOLD CAPITAL CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/J.P. FRANKE
                                     --------------
                              Title:  President



                         SYNDESIS DEVELOPMENT CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer


                         WISVEST CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WITECH CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         DELTA GROUP, INC.
                         (Nonutility Affiliate)
                              By:    /s/J. STEPHEN ANDERSON
                                     ----------------------
                              Title:  Director



                         FURNITURE HOLDINGS, INC.
                         (Nonutility Affiliate)
                              By:    /s/J. STEPHEN ANDERSON
                                     ----------------------
                              Title:  Director



                         THOR TECHNOLOGY CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/J. STEPHEN ANDERSON
                                     ----------------------
                              Title:  Director



                         BADGER SERVICE COMPANY
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer


                         WEC INTERNATIONAL, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         WEC NUCLEAR CORPORATION
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         MINERGY CORP.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer



                         NORTHERN TREE SERVICE, INC.
                         (Nonutility Affiliate)
                              By:    /s/JEFFREY WEST
                                     ---------------
                              Title: Treasurer